UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S. CONGRESS AVENUE, SUITE 401 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 14, 2015, VeriTeQ Corporation (“VeriTeQ” or the “Company”) filed a Form 12 b-25, Notification of Late Filing, with the Securities and Exchange Commission with respect to its Quarterly Report on Form 10-Q for the period ending June 30, 2015. The Company did not file within the extension period and is experiencing liquidity and capitalization deficiencies.

The Company’s failure to timely file its Form 10-Q constitutes an event of default on the Company’s outstanding convertible promissory notes in the aggregate principal amount of $3.2 million. The Company does not have the financial resources to repay this indebtedness. While the Company is currently in discussions with several parties and is considering several strategic and financial alternatives that would assist in recapitalizing the Company, there are currently no firm commitments for any additional financings and no assurances can be given that the Company will be able to raise the necessary capital to continue its operations and execute its business plan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2015, Daniel E. Penni resigned as a member of the Company’s Board of Directors. Mr. Penni’s resignation did not involve any disagreement on any matter related to the Company’s operations, policies or practices.

Special Note Regarding Forward-Looking Statements

This current report on Form 8-K contains"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. These risks and uncertainties include, without limitation, VeriTeQ's ability to continue to raise capital to fund its operations and VeriTeQ’s ability to commericalize its Q Inside Safety Technology; as well as other risks. Additional information about these and other factors may be described in VeriTeQ's Form 10-K, filed on April 14, 2015, and future filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriTeQ Corporation

Date: August 20, 2015	/s/ Scott R. Silverman
Scott R. Silverman
Chairman and Chief Executive Officer